UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 5, 2021

Janus International Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-40456	86-1476200
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

135 Janus International Blvd., Temple, GA 30179 (Address of Principal Executive Offices) (Zip Code)

(866) 562-2580 (Registrant’s Telephone Number, Including Area Code)

Not applicable (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	JBI	New York Stock Exchange
Warrants, each to purchase one share of Common Stock	JBI WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On August 5, 2021, Janus International Group, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) on which it furnished an excerpt of a lender presentation made to certain investors in connection with obtaining financing for its previously announced agreement to acquire DBCI. The Company inadvertently furnished the incorrect version of the excerpt as Exhibit 99.1 to the Original 8-K. The Company is amending the Original 8-K to furnish the correct version of the excerpt as Exhibit 99.1 hereto. This Amendment No. 1 to the Original 8-K should be read in conjunction with the Original 8-K.

Item 2.02. Results of Operations and Financial Condition

Item 7.01. Regulation FD Disclosure.

The following information is furnished under Item 2.02, “Results of Operations and Financial Condition” and Item 7.01 “Regulation FD Disclosure”. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On August 5, 2021, the Company, in connection with obtaining financing for its previously announced agreement to acquire DBCI, is presenting certain financial information, some of which has not been previously disclosed publicly by the Company, as set forth in the excerpt from the presentation furnished on Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The presentation excerpt includes EBITDA and Adjusted EBITDA, which are measurements of operational performance that are not prepared and presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and a reconciliation of such measures to the most comparable GAAP measure, Net Income. These measures should not be considered as a substitute for, or in isolation of, financial data prepared and presented in accordance with GAAP. These non-GAAP financial measures are used by the Company’s management when evaluating results of operations and cash flow. The Company’s management believes that the non-GAAP measures also provide users of the financial statements with additional and useful comparisons of current results of operations and cash flows with past periods.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits.

Exhibit	Description

99.1	Lender presentation Excerpt.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 5, 2021

JANUS INTERNATIONAL GROUP, INC.

By:	/s/ Scott Sannes
Name: Scott Sannes
Title: Chief Financial Officer